UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 2019

KINDER MORGAN CANADA LIMITED
(Exact name of registrant as specified in its charter)

Alberta, Canada (State or other jurisdiction of incorporation)	000-55864 (Commission File Number)	N/A (I.R.S. Employer Identification No.)

Suite 3000, 300 - 5th Avenue S.W.
Calgary, Alberta T2P 5J2
(Address of principal executive offices, including zip code)

(403) 514-6780
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07    Submission of Matters to a Vote of Security Holders.

On December 10, 2019, Kinder Morgan Canada Limited (the “Company”) held a special meeting of the holders of the Company’s Restricted Voting Shares and Special Voting Shares (collectively, the “Voting Shareholders”). At the special meeting (the “Voting Shareholders’ Meeting”), the Voting Shareholders were asked to vote on the following resolution identified in the Company’s definitive proxy statement dated November 14, 2019:

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a special resolution of the Voting Shareholders (the “Arrangement Resolution”) to approve a plan of arrangement (the “Arrangement”) under Section 193 of the Business Corporations Act (Alberta) (the “ABCA”) involving, among others, the Company, Pembina Pipeline Corporation (“Pembina”), the Voting Shareholders and the holders (the “Preferred Shareholders”) of the Company’s cumulative redeemable minimum rate reset preferred shares, series 1 and 3 (collectively, the “Preferred Shares”), whereby, among other things, Pembina will acquire all of the issued and outstanding Restricted Voting Shares and Special Voting Shares (collectively, the “Voting Shares”), as more particularly described in the proxy statement.

Also on December 10, 2019, the Company held a special meeting of the Preferred Shareholders. At the special meeting (the “Preferred Shareholders’ Meeting”), the Preferred Shareholders were asked to vote on the following resolution identified in the Company’s definitive proxy statement dated November 14, 2019:

•
a special resolution of Preferred Shareholders (the “Preferred Shareholder Resolution”) to approve the Arrangement under Section 193 of the ABCA involving, among others, the Company, Pembina, the Preferred Shareholders and the Voting Shareholders, whereby, among other things, Pembina will, in addition to acquiring all of the Voting Shares, exchange all of the issued and outstanding Preferred Shares for new preferred shares of Pembina, as more particularly described in the proxy statement.

As of the close of business on October 23, 2019, the record date for both meetings, there were 116,298,813 Voting Shares issued and outstanding and entitled to vote at the Voting Shareholders’ Meeting and 22,000,000 Preferred Shares issued and outstanding and entitled to vote at the Preferred Shareholders’ Meeting. Voting Shareholders representing 88.00% of the votes entitled to be cast at the Voting Shareholders’ Meeting were present in person or represented by proxy at the Voting Shareholders’ Meeting, and Preferred Shareholders representing 47.32% of the votes entitled to be cast at the Preferred Shareholders’ Meeting were present in person or represented by proxy at the Preferred Shareholders’ Meeting. Each of the Arrangement Resolution and the Preferred Shareholder Resolution was approved by the requisite vote of shareholders. The tables below detail the voting results for each resolution:

The Arrangement Resolution

Votes For	Votes Against	Votes Abstained	Non Vote
102,323,571	14,048	0	0

The Arrangement Resolution was approved by 99.99% of the votes cast by Voting Shareholders, voting together as a single class, and 99.93% of the votes cast by holders of Restricted Voting Shares.

The Preferred Shareholder Resolution

Votes For	Votes Against	Votes Abstained	Non Vote
7,948,897	2,461,494	0	0

The Preferred Shareholder Resolution was approved by 76.36% of votes cast by Preferred Shareholders.

Item 8.01    Other Events.

Also on December 10, 2019, the Court of Queen’s Bench of Alberta granted the final order approving the Arrangement. On December 10, 2019, the Company issued a press release announcing the results of the Voting Shareholders’ Meeting and of the Preferred Shareholders’ Meeting and the Company’s receipt of the final order from the Court of Queen's Bench of Alberta. The press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits The exhibit set forth below is being furnished pursuant to Item 4.01.

Exhibit Number	Description

99.1	Press Release, dated as of December 10, 2019.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN CANADA LIMITED

Dated: December 12, 2019	By:	/s/ Dax A. Sanders
Dax A. Sanders Chief Financial Officer

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